EXHIBIT 10.2

Certain identified information has been excluded from this exhibit because such information both (i) is not material and (ii) would likely cause competitive harm if publicly disclosed. Excluded information is indicated with brackets and asterisks.

UNIVERSITY of PENNSYLVANIA

Fifth Amendment to License Agreement

This Fifth Amendment to License Agreement (this “Fifth Amendment”) effective as of September 11, 2020 (this “Fifth Amendment Effective Date”), is made by and between The Trustees of the University of Pennsylvania (“Penn”) and REGENXBIO Inc. (“Company”) (collectively, the “Parties”) and amends the License Agreement between the Parties, which was effective as of February 24, 2009, as subsequently amended by a First Amendment dated March 6, 2009, a Second Amendment dated September 9, 2014, a Third Amendment dated April 29, 2016, and a Fourth Amendment dated April 4, 2019 (the “License Agreement”). All capitalized terms used but not defined herein shall have the meaning set forth in the License Agreement.

BACKGROUND

WHEREAS, the Parties desire to amend the License Agreement to clarify the division of recoveries in infringement litigation, to correct a scrivener’s error in Section 8.5 and to update payment and notice addresses;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the Parties, intending to be bound, hereby mutually agree to the following:

1.	Section 8.5 of the License Agreement is hereby amended and restated in its entirety:

“8.5Recoveries from Litigation. Except as expressly provided in this Section 8.5 or as otherwise agreed between the parties, if Company prosecutes any infringement claims, Company will use the financial recoveries from such claims, if any, (a) first, to reimburse [****] for its litigation expenditures; and (b) second, to retain any remainder but to treat the remainder as [****] for the purpose of determining [****]. If Company prosecutes any infringement claims with Penn joined as a voluntary party, unless otherwise agreed between the parties, then Company will use the financial recoveries from such claims, if any, (a) first, to reimburse [****] and [****] for their respective litigation expenditures on a dollar-for-dollar basis; and (b) second, to retain any remainder but to [****]. If Penn prosecutes any infringement claims independent of [****], then Penn will prosecute such infringement at [****] expense and will retain any financial recoveries [****].”

2.	For clarity, there are no sections 3.6 or 3.7 in the License Agreement.

3.	Section 4.6 of the License Agreement is hereby amended and restated in its entirety and replaced by the following:

“4.6Place of Payment. All payments by Company to Penn hereunder shall be made by deposit of USD in the requisite amount to the “The Trustees of the University of Pennsylvania” and will be made by delivery to any one of the following:

By ACH/Wire:	By Check (lockbox):
Wells Fargo Bank, N.A.	The Trustees of the
ABA #[****] (domestic wires)	University of Pennsylvania
SWIFT CODE: [****]	c/o Penn Center for Innovation
(international wires only)	PO Box 785546
Account Number: [****]	Philadelphia, PA 19178-5546
Payment should include the necessary amount to cover any bank charges incurred.

4.	The Notice Addresses of the parties under 13.6 of the License Agreement are hereby updated by the Notice Addresses listed on the Signature Page.

5.

This Fifth Amendment amends the terms of the License Agreement and is deemed incorporated into, and governed by all other terms of, the License Agreement. To the extent that the License Agreement is explicitly amended by this Fifth Amendment, the terms of this Fifth Amendment will control where the terms of the License Agreement are contrary to or conflict with the terms of this Fifth Amendment. All other terms and conditions of the License Agreement not explicitly amended by this Fifth Amendment shall remain in full force and effect. The License Agreement, as previously amended, shall, together with this Fifth Amendment, be read and construed as a single instrument.

6.

Signatures on this Fifth Amendment may be communicated by facsimile or e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by facsimile or e-mail transmission, which signatures shall be deemed originals. If executed in counterparts, the Fifth Amendment shall be effective as if simultaneously executed.

[Intentionally left blank]

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this Fifth Amendment to be executed by their duly authorized representatives.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA

By: /s/ John S. Swartley

Name: John S. Swartley, PhD

Title: Associate Vice Provost for Research and Executive Director, PCI

Date:  September 11, 2020

REGENXBIO INC.

By: /s/ Kenneth T. Mills

Name: Kenneth T. Mills

Title: President and CEO

Date: 9/11/20

Address:Address:

Penn Center for Innovation9600 Blackwell Road

University of PennsylvaniaSuite 210

3600 Civic Center Blvd.,Rockville, MD 20850

9th FloorAttention: CEO

Philadelphia, PA 19104-4310 Attention: Managing Director

Required copy to:

University of Pennsylvania9600 Blackwell Road

Office of General CounselSuite 210

2929 Walnut Street, Suite 400Rockville, MD 20850

Philadelphia, PA 19104-5509Attention: Chief Legal Officer Attention: General Counsel

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